UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2007

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KRISPY KREME DOUGHNUTS, INC.
(Exact name of registrant as specified in its charter)

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North Carolina	001-16485	56-2169715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

370 Knollwood Street, Winston-Salem, North Carolina 27103
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 725-2981

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On September 13, 2007, the Board of Directors of Krispy Kreme Doughnuts, Inc. (the “Company”) approved a form of Officer Indemnification Agreement (the “Officer Indemnification Agreement”), pursuant to which the Company agrees to provide for the indemnification of and the advancement of expenses to each officer of the Company party to the Officer Indemnification Agreement and for the continued coverage of such officer under the Company’s directors’ and officers’ liability insurance policies.

The form of Officer Indemnification Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

               (d)  Exhibits.  The following exhibit is filed herewith:

Exhibit No.	Description

10.1	Form of Officer Indemnification Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.
Dated: September 18, 2007

By: /s/ Douglas R. Muir
Douglas R. Muir
Chief Financial Officer